EXHIBIT 99.2

EXECUTION COPY

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Telephone:  (212) 668-0340

NOTE GUARANTY INSURANCE POLICY

Effective Date:  September 20, 2007                                                                           Note Guaranty Insurance Policy No. AB1115BE

Ambac Assurance Corporation (“Ambac”), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (the “Note Guaranty Insurance Policy”), hereby unconditionally and irrevocably guarantees the full and complete payment to the Indenture Trustee, on behalf of the Noteholders, of Insured Amounts which are Due for Payment but which have not been paid by or on behalf of The National Collegiate Student Loan Trust 2007-4 (the “Issuer”) pursuant to the Indenture, dated as of September 1, 2007 (without regard to any amendment, supplement or modification thereto, unless such amendment, supplement or modification has been approved in writing by Ambac, the “Indenture”), between the Issuer and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”), and the promissory notes issued by the Issuer pursuant to the Indenture (the “Notes”), Ambac shall make the payment of Insured Amounts under this Note Guaranty Insurance Policy on the relevant Interest Payment Dates or Final Maturity Dates.

1.           Definitions.  Unless otherwise expressly provided herein or unless the context otherwise requires, all capitalized terms used herein shall have the meanings set forth in the Indenture.  As used herein, the following terms shall have the following meanings:

“Adjusted Periodic Interest/Prepayment Penalty” means, with respect to any Interest Payment Date and any Final Maturity Date, the Interest/Prepayment Penalty Distribution Amount, exclusive of any Carryover Interest on the Auction Rate Notes, as of such Interest Payment Date or Final Maturity Date.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York City, Minneapolis, Minnesota or the city in which the designated corporate trust office of the Indenture Trustee is located, are authorized or obligated by law, regulation or executive order to remain closed or on which the office designated by Ambac for making a claim under the Note Guaranty Insurance Policy is closed.

“Deficiency Amount” means (i) with respect to any Interest Payment Date, the excess, if any, of (a) all Adjusted Periodic Interest/Prepayment Penalty then due for such Interest Payment Date, over (b) all amounts available in any Trust Account and allocable to the payment of such Adjusted Periodic Interest/Prepayment Penalty as of such Interest Payment Date in accordance with the priorities of payments set forth in the Indenture, and (ii) with respect to the Final Maturity Date for any Class of Notes, the Outstanding Amount of such Class of Notes to the extent unpaid on such Final Maturity Date after application of all funds available for reduction of principal of such Class of Notes on such Final Maturity Date in accordance with the priorities of payments set forth in the Indenture; provided that such Outstanding Amount shall not be greater than the Maximum Invested Amount for such Class of Notes.

“Due for Payment” means, with respect to any Insured Amount, such amount that is due and payable under the Indenture on the related Interest Payment Date or Final Maturity Date, as applicable.

“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if either:

(a)  a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

(b)  such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

“Final Maturity Date” means for the (i) Class A-1-L Notes, July 25, 2019, (ii) Class A-2-AR Notes, December 26, 2025, (iii) Class A-3-L Notes, March 25, 2038, (iv) Class A-3-AR Notes, March 25, 2038, and (v) Class A-IO Notes, October 25, 2012.

“Insolvency Proceeding” means a bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceeding commenced by or against the Issuer as a result of an Event of Bankruptcy with respect to the Issuer.

“Insured Amounts” means with respect to any Interest Payment Date and any Final Maturity Date, an amount equal to the Deficiency Amount for such Interest Payment Date or Final Maturity Date.

“Insured Payment” means, with respect to any Interest Payment Date and any Final Maturity Date, the aggregate amount paid by Ambac to the Indenture Trustee in respect of (i) Insured Amounts for such Interest Payment Date or Final Maturity Date and (ii) Preference Amounts for any given Business Day.

“Interest/Prepayment Penalty Distribution Amount” means, with respect to any Distribution Date for a Class of Offered Notes, the aggregate amount of interest accrued at the applicable Note Interest Rate for the related Interest Period on the outstanding principal balance (or notional amount, as applicable) of such Class on the immediately preceding Distribution Date, after giving effect to all principal distributions (or related reduction in notional amount, as applicable), to Noteholders of that Class on that date (or, in the case of the first Distribution Date, on the Closing Date), and, with respect to the Class A-IO Notes, any Prepayment Penalty then payable with respect to such Notes.

“Interest Payment Date” means each Distribution Date and each Auction Rate Note Payment Date.

“Maximum Invested Amount” means (i) with respect to the Class A-1-L Notes, $150,000,000, (ii) with respect to the Class A-2-AR-1 Notes, $94,200,000, (iii) with respect to the Class A-2-AR-2 Notes, $94,200,000 (iv) with respect to the Class A-2-AR-3 Notes, $94,200,000; (v)  with respect to the Class A-2-AR-4 notes, $31,400,000; (vi) with respect to the Class A-3-L Notes, $550,000,000; (vi) with respect to the Class A-3-R-1 Notes, $67,500,000; (vii) with respect to the Class A-3-AR-2 Notes, $67,500,000, (viii) with respect to the Class A-3-AR-3 Notes, $67,500,000, (ix) with respect to the Class A-3-AR-4 Notes, $67,500,000, (x) with respect to the Class A-3-AR-5 Notes, $67,500,000, (xi) with respect to the Class A-3-AR-6 Notes, $67,500,000 and (xiii) with respect to the Class A-3-AR-7 Notes, $45,000,000.

“Nonpayment” means, with respect to any Interest Payment Date or Final Maturity Date, as applicable, an Insured Amount which is Due for Payment but has not been and will not be paid in respect of such Interest Payment Date or Final Maturity Date pursuant to the Indenture.

“Notice of Claim” has the meaning specified in Section 2 hereof.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof.

“Preference Amount” shall mean any payment of principal or interest on the Notes which has become Due for Payment, the nonpayment of which would have been covered by the Note Guaranty Insurance Policy, which is made to a Noteholder by or on behalf of the Issuer which has been deemed a preferential transfer and theretofore recovered from its Noteholder pursuant to the United States Bankruptcy Code (11 U.S.C.) in accordance with a final, non-appealable order of a court of competent jurisdiction.

2.           Notices and Conditions to Payment.

(a)  A claim under this Note Guaranty Insurance Policy may be made on behalf of the Noteholders by the Trustee by delivery of a duly completed Notice and Demand for Payment in the form attached hereto as Exhibit A (each, a “Notice of Claim”), duly executed by the Indenture Trustee certifying that an Insured Amount is Due for Payment, but will not be paid by the Issuer, by telecopy, telex, or telegram to Ambac at the following address or at such other address as Ambac may designate to the Trustee from time to time:

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention:  General Counsel
Telephone:     (212) 208-3283
Telecopier:     (212) 208-3558

If any Notice of Claim received by Ambac is not in proper form or is otherwise insufficient for the purpose of making a claim hereunder, it shall be deemed not to have been received by Ambac for purposes of this paragraph, and Ambac shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice of Claim.

(b)  Any Notice of Claim shall be delivered by the Indenture Trustee no later than 12:00 noon, New York City time, on the second Business Day preceding the related Interest Payment Date or Final Maturity Date as a claim for payment in an amount equal to the Insured Amounts which are then Due for Payment but which have not been paid by the Issuer.

3.           Payment of Insured Amounts; Subrogation.  (a)  Ambac will make a deposit of funds in an account with the Indenture Trustee sufficient for the payment to the Indenture Trustee of Insured Amounts which are then Due for Payment but which will not be paid by the Issuer no later than 12:00 noon, New York City time, on the later of:  (i) the Interest Payment Date or the Final Maturity Date, as applicable, on which the related Deficiency Amount is Due for Payment or (ii) the third Business Day following receipt in New York, New York on a Business Day by the General Counsel of Ambac of a Notice of Claim; provided that if a Notice of Claim is received after 12:00 p.m., New York time, on that Business Day, it will be deemed to be received on the following Business Day.  Once Ambac has made payment of an Insured Amount to the Indenture Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amount.

(b)  Upon payment hereunder, Ambac shall be subrogated to the rights of each Noteholder and the Indenture Trustee to receive any and all amounts due under the Notes under the terms of the Indenture to the extent of any payment by Ambac under this Note Guaranty Insurance Policy or under the Insurance Agreement.

4.           Limitation on Payment; Obligations Unconditional.

(a)  Notwithstanding anything to the contrary herein, this Note Guaranty Insurance Policy does not cover premiums, if any, payable in respect of the Notes, shortfalls, if any, attributable to the liability of the Issuer or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability), and any risk other than Nonpayment, including failure of the Indenture Trustee to make any payment due to Noteholders.  Notwithstanding anything to the contrary herein, this Note Guaranty Insurance Policy does not cover payments of any Carryover Interest on the Auction Rate Notes and does not insure against loss relating to payments made in connection with the sale of the Notes at auctions or losses suffered as a result of a Noteholder’s inability to sell the Notes.

(b)  Notwithstanding the occurrence of an Event of Default or any breach or default under the Insurance Agreement, Ambac’s obligation to make any payment required pursuant to this Note Guaranty Insurance Policy shall be irrevocable and unconditional, subject only to the payment limitations provided herein.

(c)  To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Note Guaranty Insurance Policy in accordance with express provisions hereof.  For the avoidance of doubt, Ambac undertakes not to impose any defense to payment, but reserves all rights to assert any claim it may have against the Issuer, the Noteholders or any other Person and none of the foregoing waivers shall prejudice any claim Ambac may have, whether directly or as subrogee or otherwise, subsequent to making such payment to the Noteholders.  For the avoidance of doubt, Ambac does not waive its right to seek payment of all amounts to which it is entitled, including but not limited to, all Note Insurance Premiums, Insured Amounts, and all other amounts owed to Ambac pursuant to the Reimbursement Agreement or any other Basic Document.

5.           Service of Process.  Any service of process on Ambac may be made to Ambac at the office of the General Counsel of Ambac and such service of process shall be valid and binding as to Ambac.  During the term of its appointment, the General Counsel will act as agent for the acceptance of service of process and its offices are located at One State Street Plaza, New York, New York 10004.

6.           Termination of Note Guaranty Insurance Policy.

(a)  This Note Guaranty Insurance Policy will automatically terminate on the date on which, to the satisfaction of Ambac and the Indenture Trustee, either (x) all accrued interest (other than Carryover Interest on the Auction Rate Notes) on and the Outstanding Amount of the Notes is paid in full pursuant to the Indenture or (y) Ambac has paid in full all Insured Amounts (including pursuant to Section 9 herein).

(b)  Notwithstanding anything to the contrary in this Section 6, this Note Guaranty Insurance Policy shall continue (i) with respect to claims on Insured Amounts made hereunder prior to termination of this Note Guaranty Insurance Policy pursuant to Section 6(a) above, until such claims have been paid in full subject to the limitations and exclusions set forth herein and (ii) with respect to claims on Preference Amounts, until the date that is one year and one day from the date of termination of this Note Guaranty Insurance Policy pursuant to Section 6(a) above subject to the limitations and exclusions set forth herein.

7.           Preference Amounts.  Ambac will make a payment on an Insured Amount that is a Preference Amount on the later of (a) the second Business Day next following the Business Day on which Ambac shall have received the items referred to in clauses (i), (ii), (iii), (iv) and (v) below and (b) the date set forth in the Order  (as defined herein), upon receipt of (i) a certified copy of the final, non-appealable order of a court or other body exercising jurisdiction in such Insolvency Proceeding to the effect that the Indenture Trustee, or Noteholder, as applicable, is required to return such Preference Amount paid during the term of this Note Guaranty Insurance Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Indenture Trustee or Noteholder (the “Order”), (ii) an opinion of counsel (which shall be at the expense of the Issuer) satisfactory to Ambac that such Order has been entered and is final and not subject to appeal or stay, (iii) an assignment in such form as is reasonably required by Ambac, duly executed and delivered by the Indenture Trustee or Noteholder, as applicable, irrevocably assigning to Ambac all rights and claims of the Indenture Trustee or Noteholder, as applicable, relating to or arising under the Notes against the debtor which made such preference payment or otherwise with respect to such preference payment, (iv) appropriate instruments to effect the appointment of Ambac as agent for such Noteholder or Indenture Trustee, as applicable, in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to Ambac and (v) a Notice of Claim appropriately completed and executed by the Indenture Trustee; provided that if such documents are received after 12:00 p.m., New York City time, on such Business Day, they shall be deemed to be received on the following Business Day; provided, further, that Ambac shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal of the Notes prior to the time Ambac would have been required to make a payment in respect of such principal pursuant to the first paragraph hereof.  Such payments shall be disbursed to the court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order of the court exercising jurisdiction on behalf of the Indenture Trustee or Noteholder, as applicable, and not to the Indenture Trustee or any Noteholder, as applicable, directly unless the Indenture Trustee or such Noteholder, as applicable, has returned principal or interest paid on the Notes to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Indenture Trustee on behalf of the Noteholder, subject to delivery of (a) the items referred to in clauses (i), (ii), (iii), (iv) and (v) above to Ambac and (b) evidence satisfactory to Ambac that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such Order.  The obligations of Ambac under this Note Guaranty Insurance Policy with respect to any Preference Amount shall terminate one year and one day after the date that all amounts of principal and interest (other than Carryover Interest on the Auction Rate Notes) outstanding under the Notes have been paid in full (such date, the “Preference Expiration Date”); provided that in the event that a Notice of Claim has been properly filed by the Indenture Trustee in respect of an avoided payment prior to the Preference Expiration Date, the obligations of Ambac in respect of such avoided payment shall expire on the date on which Ambac has made all payments hereunder in respect of all such avoided payments.

8.           Premium.  This Note Guaranty Insurance Policy shall bear a premium as set forth in the Financial Guaranty Insurance Policy Premium Letter.  The premium amounts payable in respect of this Note Guaranty Insurance Policy are not refundable for any reason.

9.           Acceleration of Payment.  Insured Payments shall be made only at the times set forth in this Note Guaranty Insurance Policy, and no accelerated Insured Payments will be made under this Note Guaranty Insurance Policy regardless of any acceleration of the Notes unless such acceleration of Insured Payments is at the sole option of Ambac.

10.           Enforcement of Obligations.  Solely the Indenture Trustee on behalf of the applicable Noteholders and not the Noteholders or any other party shall be entitled to enforce the obligations of Ambac hereunder.

11.           Governing Law.  This Note Guaranty Insurance Policy shall be governed by and interpreted under the laws of the State of New York, without reference to its conflicts of law provisions.

12.           Exclusion from Insurance Guaranty Fund.  THE INSURANCE PROVIDED BY THIS NOTE GUARANTY INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

13.           Surrender of Policy.  The Indenture Trustee shall surrender this Note Guaranty Insurance Policy to Ambac for cancellation upon expiration of the term hereof.

IN WITNESS WHEREOF, Ambac has caused this Note Guaranty Insurance Policy to be signed by its duly authorized officers.

/s/ Kathleen Drennen	/s/ Richard Marsh
Assistant Secretary	Managing Director

Exhibit A
to
Note Guaranty Insurance Policy No. No. AB1115BE

NOTICE AND DEMAND FOR PAYMENT

Ambac Assurance Corporation
One State Street Plaza
New York, NY 10004
Attention:  General Counsel

Reference is made to the Note Guaranty Insurance Policy No. AB1115BE (the “Note Guaranty Insurance Policy”) issued by Ambac Assurance Corporation (“Ambac”).  The terms which are capitalized herein and not otherwise defined have the meaning specified in the Note Guaranty Insurance Policy and the Indenture unless the context otherwise requires.

The Indenture Trustee hereby certifies that:

1.           The Indenture Trustee is the Indenture Trustee under the Indenture for the Noteholders.

2.           Payment of an Insured Amount representing [accrued and unpaid interest (other than Carryover Interest on the Auction Rate Notes) on the Outstanding Amount of the Notes] [Outstanding Amount of the Notes] is Due for Payment on _________________.

3.           Payment of an Insured Amount representing a Prepayment Penalty with respect to the Class A-IO Notes is Due for Payment on ____________.

[4.           $________________ has been or will be paid by the Issuer in respect of accrued and unpaid interest (other than Carryover Interest on the Auction Rate Notes) on the Outstanding Amount of the Notes, which amount is $________________ less than the full amount of accrued and unpaid interest (other than Carryover Interest on the Auction Rate Notes) on the Outstanding Amount of the Notes on such date.]

[5.           $________________ has been or will be paid by the Issuer for payments in respect of aggregate Outstanding Amount of the Notes on the Final Maturity Date specified in paragraph 2 above, which amount is $________________ less than the full amount of aggregate Outstanding Amount of the Notes due on such date or dates.]

[6.           $________________ has been or will be paid by the Issuer for payments in respect of the Prepayment Penalty with respect to the Class A-IO Notes specified in paragraph 3 above, which amount is $________________ less than the full amount of the Prepayment Penalty accrued and payable on such date or dates.]

7.           The Trustee has not heretofore made a demand for the Insured Amount[s] specified in paragraph[s] [4][5][6] above in respect of the date specified in paragraph 2 above.

8.           The Indenture Trustee hereby requests that payment of the Insured Amount be made by Ambac on the relevant Interest Payment Dates or Final Maturity Dates and directs that such payment under the Note Guaranty Insurance Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Note Guaranty Insurance Policy to:

[designate Collection Account account number]

9.           The Indenture Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to payment to Noteholders of the Insured Amounts when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Indenture Trustee; and (d) maintain an accurate record of such payments.

10.           The Indenture Trustee, on behalf of the Noteholders, hereby assigns to Ambac the rights and confirms that the Noteholders have assigned all rights of the Noteholders under the Notes to the extent of any payment by Ambac under this Note Guaranty Insurance Policy.  The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Ambac in respect of such payments. Payment to Ambac in respect of the foregoing assignment, or with respect to any subrogation rights, shall in all cases be subordinated and junior in right of payment to the prior indefeasible payment in full of all principal and interest (other than Carryover Interest on the Auction Rate Notes) then due and payable to the Noteholders.  The Indenture Trustee shall take such action and deliver such instruments prepared by Ambac as may be reasonably requested or required by Ambac to effectuate the purpose or provision of this paragraph.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title: